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                                                                    Exhibit 23.2

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-69049) of GenRad, Inc. of our report dated May 26, 2000 appearing on this Form 10-K/A.


/s/ PricewaterhouseCoopers LLC
Boston, Massachusetts


June 23, 2000